UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 26, 2024

MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)

905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)

(847) 943-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On June 26, 2024, we announced and priced an offering (the “Notes Offering”) of CAD-denominated senior notes due 2031 (the “Notes”).
In connection with the Notes Offering, on June 26, 2024, we entered into a Terms Agreement in respect of the Notes (the “Terms Agreement”) with CIBC World Markets Inc., Merrill Lynch Canada Inc., RBC Dominion Securities Inc., TD Securities Inc., BNP Paribas (Canada) Securities Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and SG Americas Securities, LLC (collectively, the “Underwriters”), pursuant to which we agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of February 28, 2011 (the “Underwriting Agreement”) are incorporated by reference into the Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1, and a copy of the Terms Agreement is filed as Exhibit 1.2 to this Current Report.
We have filed with the Securities and Exchange Commission (the “SEC”) a Prospectus, dated as of February 27, 2023, and a Prospectus Supplement for the Notes, dated as of June 26, 2024, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-270063) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.
We expect the Notes Offering to close on July 3, 2024, subject to the satisfaction of customary closing conditions.
Item 9.01.    Financial Statements and Exhibits.
(d)    The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
1.1
Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2
Terms Agreement for Notes, dated as of June 26, 2024, among Mondelēz International, Inc. and CIBC World Markets Inc., Merrill Lynch Canada Inc., RBC Dominion Securities Inc., TD Securities Inc., BNP Paribas (Canada) Securities Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and SG Americas Securities, LLC, as underwriters.

104	The cover page from Mondelēz International, Inc.'s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
	Name:	Luca Zaramella
	Title:	Executive Vice President and Chief Financial Officer
Date: July 1, 2024